UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET

HIGH INCOME FUND

FORM N-Q

OCTOBER 31, 2012

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 86.2%
CONSUMER DISCRETIONARY - 16.9%
Auto Components - 1.0%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	3,450,000		$3,428,438
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	3,170,000		3,246,080	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	438,772	(a)

Total Auto Components					7,113,290

Automobiles - 1.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	6,720,000		7,215,600
Escrow GCB General Motors	—	—	2,105,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,520,000		0	*(b)(c)(d)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		572,475	(a)

Total Automobiles					7,788,075

Diversified Consumer Services - 1.4%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	1,340,000		1,326,600	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,040,000		1,112,800
ServiceMaster Co., Senior Notes	8.000%	2/15/20	2,110,000		2,226,050
ServiceMaster Co., Senior Notes	7.000%	8/15/20	140,000		142,100	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,809,500	(d)
Sotheby’s, Senior Notes	5.250%	10/1/22	2,520,000		2,570,400	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		496,225

Total Diversified Consumer Services					9,683,675

Hotels, Restaurants & Leisure - 5.2%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,200,000		1,251,000	(a)
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		537,500
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,242,093		1,109,311	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000		352,750
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,990,000		2,004,925	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,274,000		2,570,090
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	500,000		425,000
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,920,000		3,193,750	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,360,000		1,363,400	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000		1,280,300	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,390,000		1,297,912	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,621,000		1,716,234	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,180,000		1,199,175	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000		208,819
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,605,000		1,777,537
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	430,000		461,175	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,310,000		3,152,775	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	5,390,000		5,982,900
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,770,000		2,035,500
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	350,000		379,750	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,060,000		2,150,125

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - continued
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	1,130,000	$1,127,175	(a)(f)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	190,000	202,825

Total Hotels, Restaurants & Leisure				35,779,928

Internet & Catalog Retail - 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,360,000	1,445,000

Media - 6.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	519,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,260,000	1,367,100
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,920,000	3,299,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	2,120,000	2,385,000
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	3,670,000	3,954,425	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	890,000	852,175
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	130,000	123,175
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	7,620,000	8,515,350	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	119,625
DISH DBS Corp., Senior Notes	5.875%	7/15/22	2,200,000	2,321,000
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	263,788
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,480,000	1,585,450
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,450,000	1,384,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,430,000	2,308,500	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	2,230,000	2,230,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,360,000	1,190,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	460,000	472,650	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	710,000	756,150	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	4,540,000	4,562,700	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,925,000	2,170,437	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,988,750	(a)
Virgin Media Finance PLC, Senior Notes	4.875%	2/15/22	840,000	852,600

Total Media				43,222,825

Multiline Retail - 0.3%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	340,000	334,050
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	940,000	865,975	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,165,000	1,157,719

Total Multiline Retail				2,357,744

Specialty Retail - 0.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	72,538
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,937,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,640,000	2,498,100
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,570,000	1,689,712	(a)

Total Specialty Retail				6,197,600

Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	842,338	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - continued
Quiksilver Inc., Senior Notes	6.875%	4/15/15	2,670,000	$2,573,212

Total Textiles, Apparel & Luxury Goods				3,415,550

TOTAL CONSUMER DISCRETIONARY				117,003,687

CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	2,530,000	2,697,612	(a)

Food Products - 0.4%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	580,000	620,600	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,690,000	2,306,675	(a)

Total Food Products				2,927,275

Personal Products - 0.1%
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	520,000	586,950

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,290,000	3,413,375

TOTAL CONSUMER STAPLES				9,625,212

ENERGY - 17.3%
Energy Equipment & Services - 2.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	840,000	907,200
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,010,000	1,070,600
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	630,000	658,350	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	663,075	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	800,000	828,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	4,345,000	4,605,700	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,240,000	1,240,000
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	230,000	228,850	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,120,875
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,280,000	1,376,000
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	680,000	725,900	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,510,000	1,691,200
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	735,000	809,419

Total Energy Equipment & Services				15,925,169

Oil, Gas & Consumable Fuels - 15.0%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	2,250,000	2,289,375
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,133,475
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	680,000	707,200	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	940,000	984,650
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,760,000	2,980,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,090,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	760,000	830,300	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,020,000	1,045,500
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	4,960,000	4,978,600
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	470,250
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,320,000	2,465,000
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,290,000	1,235,175	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	850,000	922,250
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	1,139,500
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,438,350
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,044,800
Continental Resources Inc., Senior Notes	7.125%	4/1/21	305,000	344,650

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Continental Resources Inc., Senior Notes	5.000%	9/15/22	6,250,000	$6,601,562	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,054,588	2,344,396	(a)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,713,225
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	530,000	535,300	(a)
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	1,340,000	1,316,550	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,450,313
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	410,000	490,016
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,270,000	1,450,975
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	2,195,000	2,510,555	(f)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	1,660,000	1,726,400	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,480,000	2,343,600
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	4,610,000	4,886,600	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	740,000	773,300	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,820,000	1,992,900	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,200,000	1,236,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,160,000	1,261,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,740,000	1,892,250
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,310,000	1,411,525	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,850,000	1,988,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,710,000	1,286,775
Newfield Exploration Co., Senior Notes	5.625%	7/1/24	1,190,000	1,273,300
Offshore Group Investment Ltd., Senior Secured Notes	7.500%	11/1/19	1,210,000	1,197,900	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	670,000	244,550
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,930,000	849,700
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,400,000	1,491,000
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,505,000
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	239,250
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	720,000	721,800
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	3,420,000	3,787,650
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	170,000	170,213
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	440,000	444,400
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	468,300	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	760,000	801,800
QEP Resources Inc., Senior Notes	5.250%	5/1/23	490,000	513,275
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,785,000	4,952,475
Range Resources Corp., Senior Notes	5.000%	8/15/22	600,000	630,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	390,000	419,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	130,000	140,400
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	381,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	290,000	303,050
Samson Investment Co., Senior Notes	9.750%	2/15/20	5,020,000	5,321,200	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,750,000	1,903,125
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000	522,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,220,000	1,232,200	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	740,000	747,400	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,120,000	1,201,200	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	530,000	537,950	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,400,000	2,538,000

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	1,320,000		$1,372,800	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	950,000		942,875
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,400,000		1,380,000	(a)

Total Oil, Gas & Consumable Fuels					103,547,230

TOTAL ENERGY					119,472,399

FINANCIALS - 10.7%
Capital Markets - 1.0%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	3,450,000		3,811,180
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	2,880,000		3,111,221

Total Capital Markets					6,922,401

Commercial Banks - 4.0%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	355,000		364,365	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,170,000		1,283,483	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,800,000		2,397,177	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	950,000		960,042
CIT Group Inc., Senior Notes	4.250%	8/15/17	1,320,000		1,360,418
CIT Group Inc., Senior Notes	5.500%	2/15/19	770,000		824,863	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	1,140,000		1,222,650
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	980,000		1,002,050	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,840,000		1,831,702	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,020,000		2,717,666	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,090,000		1,084,550	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000		401,453
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		763,200	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,500,000		1,537,446	(a)
Societe Generale SA, Junior Subordinated Bonds	1.103%	4/5/17	6,960,000		3,787,980	(a)(f)(g)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/20/12	6,000,000		5,977,500	(f)(g)

Total Commercial Banks					27,516,545

Consumer Finance - 1.0%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		325,598
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,200,000		1,247,424
Ally Financial Inc., Senior Notes	5.500%	2/15/17	530,000		561,366
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,830,000		2,191,608
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,090,000		1,288,925
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,114,834

Total Consumer Finance					6,729,755

Diversified Financial Services - 4.4%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,324,000		3,722,880
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	670,000		744,304
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	6,000,000		6,892,026	(f)(g)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,703,625
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	3,030,000		3,423,143
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	245,000		287,299
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	880,000		1,040,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	5,000,000		5,906,250
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,980,000		2,049,300	(a)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	1,120,000		1,131,200	(a)(e)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,330,000		1,413,125
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,920,000		2,073,600	(a)(f)

Total Diversified Financial Services					30,387,352

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	420,000	$396,150	(f)(g)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	830,000	935,825	(a)

Total Insurance				1,331,975

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	700,000	749,000

TOTAL FINANCIALS				73,637,028

HEALTH CARE - 3.8%
Health Care Equipment & Supplies - 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	720,000	766,800	(a)

Health Care Providers & Services - 3.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,210,000	1,427,800
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000	1,285,625
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	670,000	785,575
Catalent Pharma Solutions Inc., Senior Notes	7.875%	10/15/18	400,000	406,000	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	940,000	1,018,725
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	480,000	508,200
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	1,300,000	1,352,000
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,600,000	3,402,000
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,080,000	1,063,800	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000	907,300
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	910,000	972,563	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	525,000	590,625	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	581,595
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,105,000	2,362,862
HCA Inc., Senior Secured Notes	7.250%	9/15/20	620,000	688,975
HCA Inc., Senior Secured Notes	5.875%	3/15/22	1,200,000	1,293,000
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	656,500	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	400,000	410,000	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	840,000	888,300
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	590,000	675,550
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,280,000	1,392,000
US Oncology Inc. Escrow	—	—	1,045,000	26,125	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	595,000	621,775

Total Health Care Providers & Services				23,316,895

Pharmaceuticals - 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	1,320,000	1,392,600	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	730,000	771,975	(a)

Total Pharmaceuticals				2,164,575

TOTAL HEALTH CARE				26,248,270

INDUSTRIALS - 12.1%
Aerospace & Defense - 1.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,480,000	1,572,500
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,030,000	4,372,550
Triumph Group Inc., Senior Notes	8.625%	7/15/18	840,000	947,100
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,965,000	3,217,025	(a)

Total Aerospace & Defense				10,109,175

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 0.9%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	706,850	$721,870	(a)
Continental Airlines 2007-1 Pass-Through Certificates, Secured Notes	6.903%	4/19/22	462,567	493,790
Continental Airlines 2012-2 Pass-Through Certificates, Notes	5.500%	10/29/20	250,000	262,188
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	141,645
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	74,288	81,160
Continental Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	446,132	472,900
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	877,428	912,525
Continental Airlines Inc., Secured Notes	6.250%	4/11/20	470,000	495,850
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	90,000	94,613	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	805,000	831,162	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	160,142	163,153
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	560,659	630,013
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	211,771	230,301
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	341,392	378,945
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	538,000	551,450	(a)

Total Airlines				6,461,565

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,957,600	1,918,448	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	420,000	452,550	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,430,000	1,562,275	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	160,000	174,400	(a)

Total Building Products				4,107,673

Commercial Services & Supplies - 2.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,037,575	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,440,000	3,646,400
Clean Harbors Inc., Senior Notes	5.250%	8/1/20	1,280,000	1,318,400	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,350,000	1,473,188
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	858,550	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,040,000	3,192,912
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	166,500
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	3,120,000	3,338,400	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	710,000	759,700	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	190,000	211,850

Total Commercial Services & Supplies				17,003,475

Construction & Engineering - 0.2%
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,340,000	1,313,200	(b)(d)

Electrical Equipment - 0.6%
Belden Inc., Senior Subordinated Notes	5.500%	9/1/22	1,540,000	1,574,650	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,370,000	1,390,550	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,510,000	1,521,325	(a)

Total Electrical Equipment				4,486,525

Machinery - 1.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,540,000	2,708,275	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Machinery - continued
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,160,000	$1,264,400	(a)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	3,660,000	3,687,450	(a)(e)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,660,000	1,772,050	(a)

Total Machinery				9,432,175

Marine - 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,287,715	1,236,206	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,239,000	1,226,610	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,290,000	2,169,775

Total Marine				4,632,591

Road & Rail - 1.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,682,358	3,553,475	(e)
HDTFS Inc., Senior Notes	6.250%	10/15/22	900,000	916,875	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,240,000	2,391,200	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	875,000	988,750
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,880,000	2,105,600
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	410,000	449,975

Total Road & Rail				10,405,875

Trading Companies & Distributors - 1.1%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,410,000	1,494,600	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,840,000	1,922,800	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,584,000	3,937,920	(a)

Total Trading Companies & Distributors				7,355,320

Transportation - 1.0%
CMA CGM, Senior Notes	8.500%	4/15/17	2,720,000	2,074,000	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,910,000	1,881,350	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,345,513	(a)

Total Transportation				7,300,863

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	770,000	818,125	(a)

TOTAL INDUSTRIALS				83,426,562

INFORMATION TECHNOLOGY - 2.3%
Electronic Equipment, Instruments & Components - 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,560,000	1,829,100	(a)

Internet Software & Services - 0.1%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	960,000	1,056,000

IT Services - 1.0%
First Data Corp., Secured Notes	8.250%	1/15/21	1,500,000	1,507,500	(a)
First Data Corp., Senior Notes	9.875%	9/24/15	470,000	482,337
First Data Corp., Senior Notes	10.550%	9/24/15	1,259,768	1,297,561
First Data Corp., Senior Notes	11.250%	3/31/16	990,000	972,675
First Data Corp., Senior Secured Notes	6.750%	11/1/20	2,880,000	2,894,400	(a)

Total IT Services				7,154,473

Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	340,000	272,000	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,400,000	1,505,000	(a)

Total Semiconductors & Semiconductor Equipment				1,777,000

Software - 0.6%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	730,000	715,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Software - continued
Nuance Communications Inc., Senior Notes	5.375%	8/15/20	3,500,000		$3,587,500	(a)

Total Software					4,302,900

TOTAL INFORMATION TECHNOLOGY					16,119,473

MATERIALS - 9.2%
Chemicals - 1.4%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,168,774	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	460,000	EUR	640,946	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	835,000		908,062
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	4,740,000		5,504,325
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	835,000		970,687
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	680,000		700,400	(a)

Total Chemicals					9,893,194

Containers & Packaging - 3.0%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	4,670,000		4,903,500	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	828,239	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		209,000	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	2,270,000	EUR	2,942,259	(a)
BOE Merger Corp., Senior Notes	9.500%	11/1/17	480,000		481,200	(a)(e)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,085,000		2,184,038	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	2,120,000		2,157,100
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	1,410,000		1,484,025
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,960,000		2,997,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,420,000		2,510,750	(a)

Total Containers & Packaging					20,697,111

Metals & Mining - 3.2%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,560,000		1,583,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,610,000		1,618,050	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	560,000		540,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	2,050,000		1,991,062	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	940,000		944,700	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000		2,105,400	(a)(b)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	870,000		717,750	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	3,000,000		2,902,500	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	690,000		671,887	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,820,000		1,863,225	(a)
Schaeffler Finance BV, Senior Secured Notes	8.500%	2/15/19	210,000		235,463	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	710,000		745,500	(a)
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	2,975,000		3,123,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	2,820,000		2,650,800

Total Metals & Mining					21,693,887

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 1.6%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	3,170,000	$3,376,050	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000	2,703,203
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	630,000	641,025	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	8.375%	6/15/19	2,220,000	2,350,425	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000	589,000	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000	1,234,350	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	499,000	326,845	(a)

Total Paper & Forest Products				11,220,898

TOTAL MATERIALS				63,505,090

TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 3.5%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	345,000	319,125
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,570,000	1,711,300	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	900,000	974,250	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	940,000	1,012,850
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,620,000	2,790,300	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	533,125
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	840,000	885,150
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,680,000	2,931,250
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,400,000	1,443,750	(a)
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	230,000	247,250	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,510,000	1,581,725
West Corp., Senior Subordinated Notes	11.000%	10/15/16	970,000	1,018,500
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	690,000	676,200	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,726,408	4,896,079	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	3,060,000	3,235,950

Total Diversified Telecommunication Services				24,256,804

Wireless Telecommunication Services - 3.3%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,600,000	2,860,000
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	540,000	582,525
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,940,000	3,483,900
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,090,000	3,823,875	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	11,000,000	12,113,750

Total Wireless Telecommunication Services				22,864,050

TOTAL TELECOMMUNICATION SERVICES UTILITIES - 5.7%				47,120,854

Electric Utilities - 1.8%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,284,141	1,483,183
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	2,090,000	2,278,100
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	1,543,814	1,686,617
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	5,605,000	5,997,350
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,175,317	1,101,860

Total Electric Utilities				12,547,110

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	59,596
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,352,550

Total Gas Utilities				1,412,146

Independent Power Producers & Energy Traders - 3.7%
AES Corp., Senior Notes	7.750%	10/15/15	350,000	394,625
AES Corp., Senior Notes	9.750%	4/15/16	1,265,000	1,519,581

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power Producers & Energy Traders - continued
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,070,000	$1,152,925
Calpine Corp.	7.250%	10/15/17	3,050,000	3,248,250	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	36,050	(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	7,520,000	7,388,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	310,000	315,425	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,460,000	2,699,850
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,810,000	1,864,300	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	3,230,000	3,351,125	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	1,336,487	1,460,112
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,390,042

Total Independent Power Producers & Energy Traders				25,820,685

TOTAL UTILITIES				39,779,941

TOTAL CORPORATE BONDS & NOTES (Cost - $586,164,246)				595,938,516

COLLATERALIZED SENIOR LOANS - 2.7%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.4%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	18,311	19,089	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,700,000	2,700,000	(i)

TOTAL CONSUMER DISCRETIONARY				2,719,089

CONSUMER STAPLES - 0.7%
Food Products - 0.7%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	690,000	700,638	(i)
CPM Acquisition Corp., 2nd Lien Term Loan	10.250%	2/28/18	4,000,000	4,050,000	(i)

TOTAL CONSUMER STAPLES				4,750,638

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	1,328,761	1,333,559	(i)

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., Term Loan B1	5.750%	8/17/18	584,111	590,317	(i)

INDUSTRIALS - 0.4%
Machinery - 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	2,220,000	2,247,750	(i)

Marine - 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	220,794	220,794	(b)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	388,745	388,745	(b)(j)

Total Marine				609,539

TOTAL INDUSTRIALS				2,857,289

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	1,620,000	1,603,800	(i)
SRA International Inc., Term Loan B	6.500%	7/20/18	601,260	586,604	(i)

TOTAL INFORMATION TECHNOLOGY				2,190,404

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., 2nd Lien New Term Loan	9.750%	2/11/13	1,300,000	1,303,250	(i)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	1,840,432		$1,895,645	(i)

UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.719 - 4.938%	10/10/17	1,798,436		1,168,984	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $18,702,199)					18,809,175

SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $3,403,209)	6.500%	6/9/22	40,790,000	MXN	3,350,749

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
U.S. Government Obligations - 0.1%
U.S. Treasury Bonds (Cost - $670,200)	3.000%	5/15/42	640,000		661,200

CONVERTIBLE BONDS & NOTES - 0.1%
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc. (Cost - $378,395)	6.500%	6/30/29	440,000		362,450

			SHARES
COMMON STOCKS - 2.1%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			83,175		166,350	*(b)(d)

Media - 0.4%
Charter Communications Inc., Class A Shares			35,426		2,742,327	*

TOTAL CONSUMER DISCRETIONARY					2,908,677

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			282,728,964		3,045,556	(b)(d)

FINANCIALS - 0.8%
Real Estate Management & Development - 0.8%
Realogy Holdings Corp.			161,869		5,752,824	*(d)

INDUSTRIALS - 0.4%
Marine - 0.4%
DeepOcean Group Holding AS			104,107		1,866,992	(b)(d)
Horizon Lines Inc., Class A Shares			701,276		925,684	*

TOTAL INDUSTRIALS					2,792,676

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571		1	*(b)

UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Dynegy Inc.			17,662		330,279	*

TOTAL COMMON STOCKS (Cost - $13,588,598)					14,830,013

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 1.2%
FINANCIALS - 1.2%
Diversified Financial Services - 1.2%
Citigroup Inc. (Cost - $7,306,115)	7.500%		81,000	$8,278,200

PREFERRED STOCKS - 1.4%
FINANCIALS - 1.3%
Capital Markets - 0.1%
Goldman Sachs Group Inc.	5.950%		31,284	783,664	*

Consumer Finance - 0.9%
GMAC Capital Trust I	8.125%		242,042	6,326,978	(f)

Diversified Financial Services - 0.3%
Citigroup Capital XIII	7.875%		79,050	2,198,381	(f)

TOTAL FINANCIALS				9,309,023

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		4,213	436,045	(d)

TOTAL PREFERRED STOCKS (Cost - $9,150,488)				9,745,068

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Charter Communications Inc.		11/30/14	3,790	94,750	*(d)
Jack Cooper Holdings Corp.		12/15/17	2,140	224,700	*
Jack Cooper Holdings Corp.		5/6/18	945	99,225	*
Nortek Inc.		12/7/14	3,691	18,455	*(b)(d)
SemGroup Corp.		11/30/14	12,719	188,496	*(b)

TOTAL WARRANTS (Cost - $106,306)				625,626

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $639,469,756)				652,600,997

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 4.5%
Repurchase Agreements - 4.5%
Barclays Capital Inc. repurchase agreement dated 10/31/12; Proceeds at maturity - $30,900,215; (Fully collateralized by U.S. government obligations, 0.250% due 10/31/14; Market value - $32,662,530) (Cost - $30,900,000)	0.250%	11/1/12	30,900,000	30,900,000

TOTAL INVESTMENTS - 98.9% (Cost - $670,369,756#)				683,500,997
Other Assets in Excess of Liabilities - 1.1%				7,334,817

TOTAL NET ASSETS - 100.0%				$690,835,814

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Value is less than $1.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The coupon payment on these securities is currently in default as of October 31, 2012.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of October 31, 2012.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2012

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	— Euro
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$589,326,059	$6,612,457	$595,938,516
Collateralized senior loans	—	18,809,175	—	18,809,175
Sovereign bonds	—	3,350,749	—	3,350,749
U.S. government & agency obligations	—	661,200	—	661,200
Convertible bonds & notes	—	362,450	—	362,450
Common stocks	$9,751,115	—	5,078,898	14,830,013
Convertible preferred stocks	8,278,200	—	—	8,278,200
Preferred stocks	9,309,023	436,045	—	9,745,068
Warrants	—	625,626	—	625,626

Total long-term investments	$27,338,338	$613,571,304	$11,691,355	$652,600,997

Short-term investments†	—	30,900,000	—	30,900,000

Total investments	$27,338,338	$644,471,304	$11,691,355	$683,500,997

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$171,277	—	$171,277
Credit default swaps on credit indices - buy protection‡	—	131,447	—	131,447

Total	—	$302,724	—	$302,724

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2012	$3,317,964	$2,813,824	$18,475	$6,150,263
Accrued premiums/discounts	7,908	—	—	7,908
Realized gain (loss)(1)	(148,473)	—	—	(148,473)
Change in unrealized appreciation (depreciation)(2)	247,473	398,082	(20)	645,535
Purchases	1,342,035	—	—	1,342,035
Sales	—	—	—	—
Transfers into Level 3(3)	1,845,550	1,866,992	—	3,712,542
Transfers out of Level 3(4)	—	—	(18,455)	(18,455)

Balance as of October 31, 2012	$6,612,457	$5,078,898	—	$11,691,355

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2012(2)	$99,051	$398,082	—	$497,133

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

For average notional amounts of swaps held during the period ended October 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes

Notes to Schedule of Investments (unaudited) (continued)

to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve

Notes to Schedule of Investments (unaudited) (continued)

risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2012, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $302,724. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,490,531
Gross unrealized depreciation	(16,359,290)

Net unrealized appreciation	$13,131,241

During the period ended October 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of July 31, 2012	81,087,000	$468,795
Options written	59,479,200	273,626
Options closed	(10,197,000)	(71,379)
Options exercised	—	—
Options expired	(130,369,200)	(671,042)

Written options, outstanding as of October 31, 2012	—	—

At October 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank N.A.	530,000	$687,043	11/16/12	$(924)
Euro	Citibank N.A.	778,767	1,009,521	11/16/12	(44,524)
Euro	Royal Bank of Scotland PLC	1,711,130	2,218,151	11/16/12	(125,829)

Net unrealized loss on open forward foreign currency contracts					$(171,277)

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	$19,602,000	6/20/17	5.000% quarterly	$(9,867)	$87,691	$(97,558)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	5,880,600	6/20/17	5.000% quarterly	(2,960)	26,307	(29,267)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	4,257,000	6/20/17	5.000% quarterly	(2,143)	22,006	(24,149)
BNP Paribas (Markit CDX.NA.HY.17 Index)	3,072,000	12/20/16	5.000% quarterly	(38,894)	75,346	(114,240)
BNP Paribas (Markit CDX.NA.HY.17 Index)	1,824,000	12/20/16	5.000% quarterly	(23,093)	46,682	(69,775)
BNP Paribas (Markit CDX.NA.HY.18 Index)	8,712,000	6/20/17	5.000% quarterly	(4,386)	365,593	(369,979)
BNP Paribas (Markit CDX.NA.HY.18 Index)	10,197,000	6/20/17	5.000% quarterly	(5,133)	129,650	(134,783)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	3,552,000	12/20/16	5.000% quarterly	(44,971)	94,695	(139,666)

Total	$57,096,600			$(131,447)	$847,970	$(979,417)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2012.

	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Swap Contracts, at Value	Total
Foreign Exchange Contracts	$(171,277)	—	$(171,277)
Credit Contracts	—	$(131,447)	(131,447)

Total	$(171,277)	$(131,447)	$(302,724)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$133,956
Written options†	253,010
Forward foreign currency contracts (to buy)†	129,591
Forward foreign currency contracts (to sell)	3,679,877

Average notional balance
Credit default swap contracts (to buy protection)	$29,693,400
Credit default swap contracts (to sell protection)†	24,750,000

†	At October 31, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 26, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2012